                                                                    EXHIBIT 99.1

      UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY

On October 19, 1999, Day International, Inc. ("the Company"), a wholly-owned subsidiary of the registrant, completed the acquisition of the stock of Varn International for approximately $58.2 million in cash (net of cash acquired of $1.2 million) plus expenses. The acquisition was financed through the private placement of $38.5 million of the Company's 18% convertible cumulative preferred stock and through borrowings under the Company's Amended and Restated Senior Secured Credit Facility. The Amended and Restated Senior Secured Credit Facility provides for a $70.0 million Term Loan and a $20 million Revolving Credit Facility.

Effective September 30, 1999, the Company acquired the Textile Products Operations of Armstrong World Industries, Inc. ("TPO") for approximately $12.5 million in cash, including expenses. A portion of the proceeds from the Amended and Restated Senior Secured Credit Facility and the convertible preferred stock discussed above was used to finance the acquisition of TPO. The pro forma information below excludes the effects of this transaction on the Company's 1998 and nine months ended September 30, 1999 results of operations.

The proceeds from the private placement of convertible preferred stock, together with borrowings under the Amended and Restated Senior Secured Credit Facility, were utilized to consummate the Varn and TPO acquisitions. The Varn acquisition, the private placement of convertible preferred stock and amending and restating the Senior Secured Credit Facility, together with the payment of related fees and expenses, are collectively referred to as the "Transactions."

The following unaudited pro forma consolidated financial statements are based on the Company's historical consolidated financial statements and the historical consolidated financial statements of Varn. The following sets forth the Company's unaudited pro forma statements of operations for the twelve months ended December 31, 1998 and the nine months ended September 30, 1999. The unaudited pro forma statements of operations give effect to each of the Transactions as if such Transactions occurred on January 1, 1998. The unaudited pro forma balance sheet as of September 30, 1999 gives effect to each of the Transactions as if they had occurred on such date. The Varn balance sheet as of September 30, 1999 shown below has been based on the audited financial statements of Varn as of October 15, 1999 (see Exhibit 99.2 to this Form 8-K). The pro forma consolidated financial statements are presented for informational purposes only and are not intended to be indicative of either future results of operations or results that might be achieved had the Transactions actually occurred on the dates specified. The summary unaudited consolidated pro forma financial statements are qualified by and should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's December 31, 1998 Annual Report on Form 10-K and the September 30, 1999 Quarterly Report on Form 10-Q along with the combined financial statements of Varn as of October 15, 1999 and for the period from January 1, 1999 through October 15, 1999 included in the Form 8-K at Exhibit 99.2.

                          DAY INTERNATIONAL GROUP, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1999
                                 (In thousands)

                                                                                                      Pro Forma
                                                      Day                                                Day
                                                 International                    Pro Forma         International
                                                   Group, Inc.      Varn         Adjustments         Group, Inc.
Net Sales                                          $130,660        $48,331         $    --            $178,991

Cost of Goods Sold                                   81,730         25,451             126  (1)        107,307
                                                   --------        -------         -------            --------
Gross Profit                                         48,930         22,880            (126)             71,684

Selling, General and Administrative                  22,790         16,858          (1,655) (2)         37,993

Amortization of Intangibles                           2,714             --             599  (3)          3,313

Management Fees                                         806             --              --                 806
                                                   --------        -------         -------            --------
Operating Profit                                     22,620          6,022             930              29,572

Other Expenses:

  Interest Expense (including amortization
  of deferred financing costs)                       20,608            300           1,654  (4)         22,562

  Other Expense (Income) - net                          337           (208)             --                 129
                                                   --------        -------         -------            --------
Income (Loss) before Income Taxes (Benefit)           1,675          5,930            (724)              6,881

Income Taxes (Benefit)                                  757          2,061            (290) (5)          2,528
                                                   --------        -------         -------            --------
Net Income (Loss)                                  $    918        $ 3,869         $  (434)           $  4,353
                                                   ========        =======         =======            ========

            NOTES TO THE UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

(1) Represents the incremental depreciation expense on the additional value assigned to property, plant and equipment of $126.

(2) Represents the elimination of the excess compensation paid to the shareholder employees of $700 and the elimination of fees and expenses related to the sale of Varn of $955.

(3)  Represents amortization of goodwill.

(4) Represents incremental interest expense of $1,778 and additional amortization of deferred financing costs of $225 less the amortization of the deferred financing costs related to the original Credit Facility of $349.

(5)  Represents the tax benefit of transactions (1) through (4) above.

                          DAY INTERNATIONAL GROUP, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  For the Twelve Months Ended December 31, 1998
                                 (In thousands)

                                                                                                           Pro Forma
                                                         Day                                                  Day
                                                    International                       Pro Forma        International
                                                      Group, Inc.          Varn        Adjustments        Group, Inc.
Net Sales                                               $173,066         $64,941        $    --            $238,007

Cost of Goods Sold                                       110,155          34,663          1,117  (1)        145,935
                                                        --------         -------        -------            --------
Gross Profit                                              62,911          30,278         (1,117)             92,072

Selling, General and Administrative                       29,116          23,771         (1,500) (2)         51,387

Compensation and Related Transaction Costs                18,018              --             --              18,018

Amortization of Intangibles                                2,565              --            798  (3)          3,363

Management Fees                                            1,043              --             --               1,043
                                                        --------         -------        -------            --------
Operating Profit                                          12,169           6,507           (415)             18,261

Other Expenses:

  Interest Expense (including amortization
  of deferred financing costs)                            27,470             607          2,338  (4)         30,415

  Other Expense (Income) - net                               306              --             --                 306
                                                        --------         -------        -------            --------
(Loss) Income Before Income Taxes and
    Extraordinary Items                                  (15,607)          5,900         (2,753)            (12,460)

(Benefit) Income Taxes                                    (2,732)          2,209         (1,101) (5)         (1,624)
                                                        --------         -------        -------            --------

(Loss) Income Before Extraordinary Items                 (12,875)          3,691         (1,652)            (10,836)
                                                        --------         -------        -------            --------
Extraordinary Losses on early Extinguishment of
   Debt (Net of Tax Benefit)                               3,552              --          1,265  (6)          4,817
                                                        --------         -------        -------            --------

Net Income (Loss)                                       $(16,427)        $ 3,691        $(2,917)           $(15,653)
                                                        ========         =======        =======            ========

            NOTES TO THE UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                ($ in thousands)


(1) Represents the amortization of the fair value write-up of inventory of $949 and incremental depreciation expense on the additional value assigned to property, plant and equipment of $168.

(2) Represents the elimination of the excess compensation paid to the shareholder employees.

(3)  Represents amortization of goodwill.

(4) Represents incremental interest expense of $2,370 and additional amortization of deferred financing costs of $300 less the amortization of the deferred financing costs related to the original Credit Facility of $332.

(5)  Represents the tax benefit of transactions (1) through (4) above.

(6) Represents write-off of deferred financing fees from original Credit Facility of $2,109 net of tax of $844.

                          DAY INTERNATIONAL GROUP, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               September 30, 1999
                                 (In thousands)

                                                                                                  Pro Forma
                                                     Day                                             Day
                                                 International                    Pro Forma     International
                                                  Group, Inc.     Varn(a)        Adjustments     Group, Inc.
ASSETS

  Cash and cash equivalents                        $    380        $ 1,215        $   966 (1)    $  2,561

  Accounts receivable, net                           26,185         10,291             --          36,476

  Inventories                                        23,524          8,249            949 (2)      32,722

  Prepaid expenses and other current assets           1,346          1,260             --           2,606

  Deferred tax assets                                 2,548             --             --           2,548
                                                   --------        -------        -------        --------
       Total current assets                          53,983         21,015          1,915          76,913

  Property, plant and equipment                      53,873         12,019          3,500 (3)      69,392

  Goodwill and other intangible assets              150,071                        31,431 (4)     181,502

  Deferred tax assets                                 2,482                           844 (5)       3,326

  Other assets                                        3,172          2,617             --           5,789
                                                   --------        -------        -------        --------
TOTAL ASSETS                                       $263,581        $35,651        $37,690        $336,922
                                                   ========        =======        =======        ========

                          DAY INTERNATIONAL GROUP, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               September 30, 1999
                                 (In thousands)

                                                                                                           Pro Forma
                                                              Day                                              Day
                                                         International                    Pro Forma      International
                                                          Group, Inc.     Varn(a)        Adjustments       Group, Inc.
LIABILITIES

  Accounts payable                                         $  5,960         $ 3,842        $ (2,253) (6)    $  7,549

  Accrued associate related costs and other
     accrued expenses                                        13,477           3,983           2,279  (7)      19,739

  Income tax payable                                          2,213           1,648              --            3,861

  Interest payable                                            4,438              --              --            4,438

  Current maturities of long-term debt and
    capital lease obligations                                 1,292           4,837            (435) (8)       5,694
                                                           --------         -------        --------         --------

       Total current liabilities                             27,380          14,310            (409)          41,281

  Long-term debt                                            259,851              --          20,136  (9)     279,987

  Obligation under capital lease                                 --           1,486              --            1,486

  Deferred tax liabilities                                    1,086             386              --            1,472

  Other long-term liabilities                                19,648             432              --           20,080
                                                           --------         -------        --------         --------
       Total liabilities                                    307,965          16,614          19,727          344,306

  Exchangeable preferred stock                               40,402              --              --           40,402

STOCKHOLDERS' EQUITY (DEFICIT):

  Common shares                                                   1             876            (876) (10)          1

  Convertible preferred stock                                    --              --          38,265  (11)     38,265

  Contra-equity                                             (68,772)             --              --          (68,772)

  Retained earnings (deficit)                               (13,229)         18,107         (19,372) (10)    (14,494)

  Foreign currency translation adjustment                    (2,786)             54             (54) (10)     (2,786)
                                                           --------         -------        --------         --------

       Total stockholders' equity (deficit)                 (84,786)         19,037          17,963          (47,786)
                                                           --------         -------        --------         --------

TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY (DEFICIT)                                         $263,581         $35,651        $ 37,690         $336,922
                                                           ========         =======        ========         ========

                 NOTES TO THE UNAUDITED PRO FORMA BALANCE SHEET
                                ($ in thousands)

(a) Represents October 15, 1999 balances from audited financial statements included in Exhibit 99.2. Change in the balance sheet amounts from September 30, 1999 to October 15, 1999 are not considered material for purpose of pro forma presentation.


(1) The increase (decrease) in cash and cash equivalents results from the following:

     Sources:

      New Term Loan                                                                     $  69,000

      Exchangeable Preferred Stock                                                         38,500
                                                                                        ---------
          Total Sources                                                                   107,500

     Uses:

      Consideration paid to Varn shareholders for acquisition                              59,550

      Repayment of outstanding borrowings on Senior Secured Credit

      Facility, including accrued interest                                                 44,531

      Fees and expenses                                                                     2,453
                                                                                        ---------
          Total Uses                                                                      106,533
                                                                                        ---------

      Proceeds                                                                          $     966
                                                                                        =========

(2)  Represents the write-up of inventory to fair value.

(3)  Represents the write-up of property, plant and equipment to fair value.

(4) Represents the excess of the acquisition cost over the fair value of assets and liabilities acquired of $31,901 plus Deferred Financing Fees incurred with amending and restating the Senior Secured Credit Facility of $1,639 less Deferred Financing Fees related to the original Senior Secured Credit Facility of $2,109.

(5) Represents deferred taxes associated with the write-off of the Deferred Financing Fees related to the original Senior Secured Credit Facility.

(6) Represents the elimination of Varn indebtedness of $2,603 payable to former shareholders and recording of amounts due to the former shareholders in accordance with the Purchase Agreement of $350.

(7)  Represents transaction fees and other acquisition costs not yet paid.

(8) Represents the repayment of Varn indebtedness of $4,768 and an increase in the current portion of Day's borrowings under its Amended and Restated Senior Secured Credit Facility of $4,333.

                 NOTES TO THE UNAUDITED PRO FORMA BALANCE SHEET
                                ($ in thousands)

(9) The increase in long-term debt relates to the Company's incremental borrowings under its amended and restated Credit Agreement as follows:

Borrowings under Amended & Restated Senior Secured Credit Facility                        $ 69,000

Repayment of outstanding borrowings under Senior Secured Credit Facility                   (44,531)

Increase in current portion of debt                                                         (4,333)
                                                                                          --------
    Net increase in Long-term debt                                                        $ 20,136
                                                                                          ========

(10) Represents the elimination of Varn's equity and the after-tax impact on retained earnings of the write-off of the Deferred Financing Fees related to the original Senior Secured Credit Facility of $1,265.

(11) Represents issuance of 18% convertible preferred stock of $38,500, net of issuance costs of $235.